SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT




                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):    July 3, 1999

                              URT INDUSTRIES, INC.
             (Exact Name of Registrant as specified in its charter)


            Florida                     0-6882               59-1167907
(State or other jurisdiction of      (Commission         (I.R.S. Employer
 incorporation or organization)        File No.)         Identification No.)


           1180 East Hallandale Beach Blvd., Hallandale, Florida    33009
               (Address of principal executive offices)           (Zip Code)


       Registrant's Telephone number, including area code: (954) 454-5554


                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5

     The registrant's Report on Form 10-Q for the quarter ended July 3, 1999 had been scheduled to be filed on or before August 17, 1999. The registrant has been delayed in making such filing due to the implementation of upgrades to its financial accounting software for the purpose of making such software Y2K compliant. The registrant anticipates that the required filing will be made on or before October 8, 1999.


                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          URT INDUSTRIES, INC.
                                              Registrant



                                   By:    /s/Jason Wolk
                                          Executive Vice-President,
                                          Chief Financial Officer & Treasurer

Date:    September 10, 1999